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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 16, 1998, except for Notes 7 and 9, as to which the date is March 20, 1998 in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-45619) and related Prospectus of Broadcom Corporation.


                                          /s/  Ernst & Young LLP
Orange County, California

March 20, 1998